UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 31, 2011
(March 31, 2011)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events.

In connection with the previously disclosed pending electric rate case in New Mexico, PNM Resources, Inc.’s utility subsidiary, Public Service Company of New Mexico (“PNM”), filed a request for interim rate relief on March 17, 2011.  On March 31, 2011, the New Mexico Public Regulation Commission (the “NMPRC”) verbally denied PNM’s request without a hearing.  The NMPRC acted on the recommendation of the NMPRC’s general counsel, based on the general counsel’s conclusion that PNM had not shown immediate irreparable harm in its filing for interim relief.  New Mexico’s legal standard in this regard is not an unusual standard.  PNM has not yet received a written order regarding the decision on interim relief.

The regulatory hearing on the pending rate case stipulation will begin on May 9, 2011.  PNM cannot predict the ultimate outcome of the pending rate case.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: March 31, 2011	/s/ Charles N. Eldred
Charles N. Eldred Executive Vice President and Chief Financial Officer
(Officer duly authorized to sign this report)